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                                                                    Exhibit 24.4

                         CERTIFIED COPY OF RESOLUTION
                                ADOPTED BY THE
                              BOARD OF DIRECTORS
                                      OF
                        ARMOR ALL PRODUCTS CORPORATION


           RESOLVED, that any officer of the Corporation be, and each of them hereby is, authorized and directed, in the name and on behalf of the Corporation, to cause to be prepared, to execute personally or by attorney in fact, and to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including the preliminary prospectus included therein, financial statements, exhibits and schedules thereto, covering shares of Common Stock of this Corporation owned by McKesson Corporation ("McKesson"), including any securities which may be issued upon such shares by means of any stock dividend or otherwise (collectively, the "Shares"), deliverable from time to time pursuant to the terms of exchangeable debt securities of McKesson (the "Debentures") to be issued pursuant to the Registration Statement in substantially the form presented to the Board of Directors, which Registration Statement is hereby approved, subject to such changes and amendments thereto as may be approved by those executing the Registration Statement on the Corporation's behalf, such approval to be conclusively evidenced by the execution thereof, and to file any amendments to the Registration Statement (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing relating to the Shares and to cause the Registration Statement and any amendments thereto to become effective in accordance with the Act and the rules and regulations of the Commission.

     I CERTIFY that the foregoing is a true and correct copy of an excerpt from resolutions duly adopted by the Board of Directors of Armor All Products Corporation, a Delaware corporation, held on October 19, 1993, and that said resolution has not been rescinded or amended and is now in full force and effect.

     WITNESS my hand and the seal of said Corporation this 28th day of January, 1994.


                                    /s/Dana T. Iapicca
                                    ------------------------------
                                    Dana T. Iapicca
                                    Assistant Secretary